This Monthly Financial Report (the "Financial Report") is limited in scope, covers a limited time period and has been prepared soley for purposes of complying with the monthly reporting requirements of the United States Bankruptcy Court for the Eastern District of Wisconsin in Milwaukee (the "Trustee"). Keystone Consolidated Industries, Inc's ("Keystone") wholly-owned subsidiary, Engineered Wire Products, Inc. ("EWP") has not filed for protection under Chapter 11 of Title 11 of the United States Bankruptcy Code, and financial information for EWP has been omitted from the Financial Report. The Financial Report is unaudited and does not purport to show the financial statements of Keystone or any of its subsidiaries in accordance with accounting principles generally accepted in the United States ("GAAP"), and therefore excludes items required by GAAP, such as certain reclassifications, eliminations, accruals and disclosure items. Undue reliance should not be placed upon the Financial Report. There can be no assurance that such information is complete. In addition, in order to comply with the 15-day filing requirements of the Trustee, certain year-end adjustments have been excluded from this report. The debtors anticipate filing an amended report when information relative to these adjustments becomes available.

                            MONTHLY FINANCIAL REPORT

                           OFFICE OF THE U.S. TRUSTEE
                          EASTERN DISTRICT OF WISCONSIN


Case Name: FV Steel & Wire Company ("FVSW")               Case No:  04-22421-SVK
           Keystone Consolidated Industries, Inc. ("KCI")           04-22422-SVK
           DeSoto Environmental Management, Inc. ("DEMI")           04-22423-SVK
           J.L. Prescott Company ("JLP")                            04-22424-SVK
           Sherman Wire Company ("SWC")                             04-22425-SVK
           Sherman Wire of Caldwell, Inc.("SWCI")                   04-22426-SVK


                             FOR MONTH OF MAY, 2005.


                              I. FINANCIAL SUMMARY


                         CASH RECEIPTS AND DISBURSEMENTS
                         -------------------------------

                                    FVSW      KCI         DEMI     JLP         SWC      SWCI      Total
                                    ----      ---         ----     ---         ---      ----      -----
A.  CASH ON HAND START OF MONTH      $0    $2,967,010      $0       $0      ($1,867)      $0    $2,965,143
                                 --------------------------------------------------------------------------
B.  RECEIPTS                          0    69,822,495       0        0        9,903    1,400    69,833,798
C.  DISBURSEMENTS                     0    68,045,900       0        0        7,958    1,400    68,055,258
                                 --------------------------------------------------------------------------
D.  NET RECEIPTS (DISBURSEMENTS)      0     1,776,595       0        0        1,945        0     1,778,540
                                 --------------------------------------------------------------------------
E.  CASH ON HAND END OF MONTH        $0    $4,743,605      $0       $0          $78       $0    $4,743,683
                                 ==========================================================================


Note 1 - KCI Cash On Hand At End of Month includes $5,407,584 of cash held in escrow for anticipated payment to Unsecured Creditors' Committee upon emergence from Chapter 11. (See U.S. Bank - Portland, Oregon accounts # 15365681004 and # 436000100).
Note 2 - KCI Receipts and Disbursement exclude transfers between KCI cash accounts of $15,103,609.


                            PROFIT AND LOSS STATEMENT
                                  ACCRUAL BASIS
                            -------------------------

                                                                                             Sub         Elimin-
                               FVSW       KCI        DEMI     JLP        SWC       SWCI      Total        ations       Total
                               ----       ---        ----     ---        ---       ----      -----        -------      -----
A   NET SALES                     $0  $23,697,773       $0       $0  $1,427,365       $0  $25,125,138  ($1,788,458) $23,336,680
B.  COST OF SALES                  0   22,173,813        0        0   1,225,768        0   23,399,581   (1,788,458)  21,611,123
                              --------------------------------------------------------------------------------------------------
C.  GROSS PROFIT                   0    1,523,960        0        0     201,597        0    1,725,557            0    1,725,557
D.  TOTAL OPERATING EXPENSES   3,549    5,971,802        0   60,000     371,791    8,295    6,415,437     (201,895)   6,213,542
                              --------------------------------------------------------------------------------------------------
E.  NET INCOME (LOSS) FROM
     OPERATIONS               (3,549)  (4,447,842)       0  (60,000)   (170,194)  (8,295)  (4,689,880)     201,895   (4,487,985)
F.  NON-OPERATING,
     NON-RECURRING REVENUE
     (EXPENSES)                7,567     (539,017)  60,000        0      46,420        0     (425,030)    (201,895)    (626,925)
                              --------------------------------------------------------------------------------------------------
H.  NET INCOME (LOSS)         $4,018  ($4,986,859) $60,000 ($60,000)  ($123,774) ($8,295) ($5,114,910)          $0  ($5,114,910)
                              ==================================================================================================


                   II. PROFIT & LOSS STATEMENT (ACCRUAL BASIS)
                   -------------------------------------------

                                                                                              Sub         Elimin-
                                FVSW      KCI        DEMI     JLP        SWC       SWCI      Total        ations        Total
                                ----      ---        ----     ---        ---       ----      -----        -------       -----
A. Related to Business
   Operations:

Total Revenue (Sales)                 $23,697,773                    $1,427,365           $25,125,138  ($1,788,458) $23,336,680
                              --------------------------------------------------------------------------------------------------

Less:  Cost of Goods Sold:
  Beginning Inventory
   at Cost                             74,640,455                     3,792,279            78,432,734                78,432,734
  Add: Purchases                        9,909,606                     1,174,831            11,084,437   (1,788,458)   9,295,979
  Less: Ending Inventory
   at Cost                             62,376,248                     3,741,342            66,117,590                66,117,590
                              --------------------------------------------------------------------------------------------------
Cost of Good Sold                  0   22,173,813        0        0   1,225,768        0   23,399,581   (1,788,458)  21,611,123
                              --------------------------------------------------------------------------------------------------
Gross Profit                       0    1,523,960        0        0     201,597        0    1,725,557            0    1,725,557
                              --------------------------------------------------------------------------------------------------

Less:  Operating Expenses:
  Officer Compensation                     43,750                                              43,750                    43,750
  Salaries and Wages-
   - Other Employees                    1,140,189                        75,608             1,215,797                 1,215,797
  Employee Benefits and
   Pensions                      105    1,110,923                        23,921    1,639    1,136,588                 1,136,588
  Payroll Taxes                            96,715                        11,496               108,211                   108,211
  Real Estate Taxes                        17,011                        12,056      633       29,700                    29,700
  Federal and State
   Income Taxes                                 0                                                   0                         0
  Rent and Lease Expense                   74,244                         1,305                75,549                    75,549
  Interest Expense                        425,506            60,000                           485,506     (191,026)     294,480
  Insurance                                73,236                        12,730                85,966                    85,966
  Automobile Expense                            0                             0                     0                         0
  Utilities                               249,393                        10,310      267      259,970                   259,970
  Depreciation and
   Amortization                3,444    1,127,811                        87,300    4,081    1,222,636                 1,222,636
  Repairs and Maintenance                 307,143                         6,402      425      313,970                   313,970
  Advertising                              39,340                                              39,340                    39,340
  Supplies, Office Expense
   and Photocopies                         55,074                         9,511                64,585                    64,585
  Bad Debts                                     0                                                   0                         0
  Miscellaneous                    0    1,211,467        0        0     121,152    1,250    1,333,869      (10,869)   1,323,000
                              --------------------------------------------------------------------------------------------------
Total Operating Expenses       3,549    5,971,802        0   60,000     371,791    8,295    6,415,437     (201,895)   6,213,542
                              --------------------------------------------------------------------------------------------------

Net Income (Loss)
  From Operations             (3,549)  (4,447,842)       0  (60,000)   (170,194)  (8,295)  (4,689,880)     201,895   (4,487,985)
                              --------------------------------------------------------------------------------------------------


B. Not Related to
   Business Operations:

Revenue:
  Interest Income                567            7   60,000              131,026               191,600     (191,026)         574
  Net Gain (Loss) on
   Sale of Assets                               0                                                   0                         0
  Other                        7,000       46,817        0        0           0        0       53,817      (10,869)      42,948
                              --------------------------------------------------------------------------------------------------
Total Non-Operating
  Revenue                      7,567       46,824   60,000        0     131,026        0      245,417     (201,895)      43,522
                              --------------------------------------------------------------------------------------------------

Expenses:
  Legal and Professional
   Fees                            0      585,841        0        0      84,606        0      670,447            0      670,447
  Other                            0            0        0        0           0        0            0            0            0
                              --------------------------------------------------------------------------------------------------
Total Non-Operating
  Expenses                         0      585,841        0        0      84,606        0      670,447            0      670,447
                              --------------------------------------------------------------------------------------------------

Net Income (Loss)
  For Period                  $4,018  ($4,986,859) $60,000 ($60,000)  ($123,774) ($8,295) ($5,114,910)          $0  ($5,114,910)
                              ==================================================================================================


Note 1 - Beginning and ending inventory balances shown above do not include reserves related to LIFO and obsolescence that are reflected in the inventory balances shown on the Balance Sheet.
Note 2 - Interest income at DEMI and SWC is based on the balance of intercompany receivables.

                                IV. BALANCE SHEET
                                -----------------

                                         FVSW           KCI           DEMI         JLP          SWC         SWCI
                                         ----           ---           ----         ---          ---         ----
 ASSETS
 ------
Current
-------
 Cash                                                $4,743,605                                     $78
 Inventory                                53,582     35,548,779                               3,315,678
 Accounts Receivable                                 27,584,987                                 524,009       6,000
 Prepaid Expenses                                     2,082,154                                 102,513       1,264
 Other - Exhibit E                        76,133      1,968,122    15,509,793            0      344,741           0
                                     -------------------------------------------------------------------------------
    Total Current Assets                 129,715     71,927,647    15,509,793            0    4,287,019       7,264
                                     -------------------------------------------------------------------------------

Fixed
-----
 Property and Equipment                1,175,330    327,770,567                              20,937,452   2,285,279
 Accumulated Depreciation               (755,705)  (248,025,988)                            (16,846,683) (1,850,105)
                                     -------------------------------------------------------------------------------
    Total Fixed Assets                   419,625     79,744,579             0            0    4,090,769     435,174
                                     -------------------------------------------------------------------------------

Other
-----
 Restricted Investments                               5,976,474                                 250,722
 Prepaid Pension Asset                              140,419,473
 Deferred Financing Costs                               922,798
 Goodwill                                               751,508
 Other - Exhibit F                        40,000     39,504,966             0            0    2,246,871           0
                                     -------------------------------------------------------------------------------
    Total Other Assets                    40,000    187,575,219             0            0    2,497,593           0
                                     -------------------------------------------------------------------------------

    Total Assets                        $589,340   $339,247,445   $15,509,793           $0  $10,875,381    $442,438
                                     ===============================================================================


 LIABILITIES
 -----------
Current
-------
 Pre-Petition
  Accounts Payable                                   18,726,293                               1,012,833      54,503
 Post-Petition
  Accounts Payable                                      548,403                                  90,828       1,675
 Pre-Petition Accounts
  Payable-Affiliates                  (2,649,073)    88,419,300     5,774,107   15,552,291  (89,758,156) (1,459,080)
 Post-Petition Accounts
  Payable-Affiliates                    (244,240)     3,355,489       433,128      670,515     (117,198)   (130,676)
 Pre-Petition Accrued
  Expenses - Exhibit G                     3,183     13,409,121        35,632      (36,000)   6,668,380      64,082
 Post-Petition Accrued
  Expenses - Exhibit H                         0     13,805,572             0            0       92,762      (3,677)
 Post-Petition Accrued
  Professional Fees                                   3,329,947                                   2,939
 Post-Petition Accrued
  Other Taxes - Exhibit M                      0       (153,421)            0            0       21,779      (2,846)
 Pre-Petition Notes Payable
  and Current Maturities of
  Long Term Debt                                     28,116,000                                  20,290
 Post-Petition Notes Payable
  and Current Maturities of
  Long Term Debt                                     37,299,863                                 (20,290)
 Accrued OPEB Cost                                   11,441,001                    155,000      297,662
 Income Taxes Payable
 Pre-petition accrued pref.
  Stock dividends                                    11,845,805
 Post petition accrued pref.
  Stock dividends                                     9,044,613
                                     -------------------------------------------------------------------------------
    Total Current Liabilities         (2,890,130)   239,187,986     6,242,867   16,341,806  (81,688,171) (1,476,019)
                                     -------------------------------------------------------------------------------

Long Term
---------
 Pre-Petition Long Term Debt                         32,180,761
 Post-Petition Long Term Debt                           149,573
 Accrued OPEB Cost                        34,849    121,128,936                  1,446,589    9,391,962
 Accrued Pension Cost                                 1,386,700
 Pre-Petition Accrued
  Expenses - Exhibit I                         0     11,104,689     3,573,908            0            0           0
 Post-Petition Accrued
  Expenses - Exhibit J                         0        201,270      (198,554)           0            0           0
                                     -------------------------------------------------------------------------------
    Total Long Term Liabilities           34,849    166,151,929     3,375,354    1,446,589    9,391,962           0
                                     -------------------------------------------------------------------------------
Preferred Stock                                       2,112,000
---------------                      -------------------------------------------------------------------------------

 STOCKHOLDERS' EQUITY
  (DEFICIT)
 Common Stock                             10,000     10,798,251             6    2,246,866    5,619,274       1,000
 Additional Paid-In Capital                          32,180,883                              27,579,007
 Accumulated Deficit                   3,434,621   (111,171,479)    5,891,566  (20,035,261)  83,530,762   1,917,457
 Treasury Stock                                         (12,125)                            (33,557,453)
                                     -------------------------------------------------------------------------------
    Total Stockholders'
     Equity (Deficit)                  3,444,621    (68,204,470)    5,891,572  (17,788,395)  83,171,590   1,918,457
                                     -------------------------------------------------------------------------------

    Total Liabilities &
     Stockholders' Equity
     (Deficit)                          $589,340   $339,247,445   $15,509,793           $0  $10,875,381    $442,438
                                     ===============================================================================


                          -----------------------------

                                          Sub         Elimin-
                                         Total        ations         Total
                                         -----        -------        -----
 ASSETS
 ------
Current
-------
 Cash                                  $4,743,683                  $4,743,683
 Inventory                             38,918,039                  38,918,039
 Accounts Receivable                   28,114,996                  28,114,996
 Prepaid Expenses                       2,185,931                   2,185,931
 Other - Exhibit E                     17,898,789   (15,854,534)    2,044,255
                                     -----------------------------------------
    Total Current Assets               91,861,438   (15,854,534)   76,006,904
                                     -----------------------------------------

Fixed
-----
 Property and Equipment               352,168,628                 352,168,628
 Accumulated Depreciation            (267,478,481)               (267,478,481)
                                     -----------------------------------------
    Total Fixed Assets                 84,690,147             0    84,690,147
                                     -----------------------------------------

Other
-----
 Restricted Investments                 6,227,196                   6,227,196
 Prepaid Pension Asset                140,419,473                 140,419,473
 Deferred Financing Costs                 922,798                     922,798
 Goodwill                                 751,508                     751,508
 Other - Exhibit F                     41,791,837   (41,173,674)      618,163
                                     -----------------------------------------
    Total Other Assets                190,112,812   (41,173,674)  148,939,138
                                     -----------------------------------------

    Total Assets                     $366,664,397  ($57,028,208) $309,636,189
                                     =========================================


 LIABILITIES
 -----------
Current
-------
 Pre-Petition
  Accounts Payable                     19,793,629                  19,793,629
 Post-Petition
  Accounts Payable                        640,906                     640,906
 Pre-Petition Accounts
  Payable-Affiliates                   15,879,389   (14,904,350)      975,039
 Post-Petition Accounts
  Payable-Affiliates                    3,967,018      (950,184)    3,016,834
 Pre-Petition Accrued
  Expenses - Exhibit G                 20,144,398             0    20,144,398
 Post-Petition Accrued
  Expenses - Exhibit H                 13,894,657             0    13,894,657
 Post-Petition Accrued
  Professional Fees                     3,332,886                   3,332,886
 Post-Petition Accrued
  Other Taxes - Exhibit M                (134,488)            0      (134,488)
 Pre-Petition Notes Payable
  and Current Maturities of
  Long Term Debt                       28,136,290                  28,136,290
 Post-Petition Notes Payable
  and Current Maturities of
  Long Term Debt                       37,279,573                  37,279,573
 Accrued OPEB Cost                     11,893,663                  11,893,663
 Income Taxes Payable                           0                           0
 Pre-petition accrued pref.
  Stock dividends                      11,845,805                  11,845,805
 Post petition accrued pref.
  Stock dividends                       9,044,613                   9,044,613
                                     -----------------------------------------
    Total Current Liabilities         175,718,339   (15,854,534)  159,863,805
                                     -----------------------------------------

Long Term
---------
 Pre-Petition Long Term Debt           32,180,761                  32,180,761
 Post-Petition Long Term Debt             149,573                     149,573
 Accrued OPEB Cost                    132,002,336                 132,002,336
 Accrued Pension Cost                   1,386,700                   1,386,700
 Pre-Petition Accrued
  Expenses - Exhibit I                 14,678,597             0    14,678,597
 Post-Petition Accrued
  Expenses - Exhibit J                      2,716             0         2,716
                                     -----------------------------------------
    Total Long Term Liabilities       180,400,683             0   180,400,683
                                     -----------------------------------------
Preferred Stock                         2,112,000                   2,112,000
---------------                      -----------------------------------------

 STOCKHOLDERS' EQUITY
  (DEFICIT)
 Common Stock                          18,675,397    (7,877,145)   10,798,252
 Additional Paid-In Capital            59,759,890   (27,579,007)   32,180,883
 Accumulated Deficit                  (36,432,334)  (39,274,975)  (75,707,309)
 Treasury Stock                       (33,569,578)   33,557,453       (12,125)
                                     -----------------------------------------
    Total Stockholders'
     Equity (Deficit)                   8,433,375   (41,173,674)  (32,740,299)
                                     -----------------------------------------

    Total Liabilities &
     Stockholders' Equity
     (Deficit)                       $366,664,397  ($57,028,208) $309,636,189
                                     =========================================


Note 1 - Inventory balances above reflect reserves related to LIFO and obslescence that are not reflected in the inventory balances shown on the Profit & Loss Statement.
Note 2 - Substantially all Current and Long Term Accrued OPEB (Future Retiree Medical) Costs were incurred pre-petition.

                                   EXHIBIT E
                                   ---------

                                                                                     Sub        Elimin-
                             FVSW       KCI        DEMI     JLP    SWC     SWCI     Total       ations       Total
                             ----       ---        ----     ---    ---     ----     -----       --------     -----
Interest Receivable          $1,133                                                   $1,133                   $1,133
Note Receivable              75,000                                                   75,000                   75,000
Intercompany Receivable              1,749,724  15,509,793        344,741         17,604,258  (15,854,534)  1,749,724
Short Term Investments                  20,428                                        20,428                   20,428
Receivable From EB Plans               195,543                                       195,543                  195,543
Stop Loss Receivable                     1,927                                         1,927                    1,927
Security Deposit                           500                                           500                      500
                            ------------------------------------------------------------------------------------------
    Total Other
     Current Assets         $76,133 $1,968,122 $15,509,793   $0  $344,741   $0   $17,898,789 ($15,854,534) $2,044,255
                            ==========================================================================================


                                    EXHIBIT F
                             OTHER LONG TERM ASSETS
                             ----------------------

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI     JLP      SWC       SWCI       Total       ations          Total
                                 ----        ---         ----     ---      ---       ----       -----       ------          -----
Note Receivable                 $40,000                                                         $40,000                    $40,000
Rail Cars                                   250,113                                             250,113                    250,113
Investment in
 Sherman Wire Company                    38,915,803                                          38,915,803   (38,915,803)           0
Investment in
 Fox Valley Steel & Wire                     10,000                                              10,000       (10,000)           0
Investment in Sherman
 Wire of Caldwell Inc.                        1,000                                               1,000        (1,000)           0
Investment in J.L.
 Prescott/DEMI                                                          2,246,871             2,246,871    (2,246,871)           0
Long Term Insurance
 Receivable                                 323,250                                             323,250                    323,250
Deposits                                      4,800                                               4,800                      4,800
                                                                                                      0                          0
                               ----------------------------------------------------------------------------------------------------
    Total Other
     Long Term Assets           $40,000 $39,504,966       $0       $0  $2,246,871       $0  $41,791,837  ($41,173,674)    $618,163
                               ====================================================================================================



                                    EXHIBIT G
                     PRE-PETITION ACCRUED EXPENSES - CURRENT
                     ---------------------------------------

                                                                                                 Sub        Elimin-
                                 FVSW        KCI         DEMI     JLP      SWC       SWCI       Total       ations          Total
                                 ----        ---         ----     ---      ---       ----       -----       ------          -----
Income Taxes                     $3,183              $35,632 ($36,000)   ($70,091)             ($67,276)                  ($67,276)
Worker Comp Exp                           2,153,224                          (168)            2,153,056                  2,153,056
Missar Pension                                    0                        19,935                19,935                     19,935
Unclaimed Property                            6,487                        17,540                24,027                     24,027
Abandoned Real Estate Exp                         0                       658,744               658,744                    658,744
Legal and Professional Fees                 152,856                       487,932               640,788                    640,788
Self-Insurance Liability                  2,403,446                     5,050,166             7,453,612                  7,453,612
Pensions                                          0                        15,704                15,704                     15,704
Salaries/Wages                               71,558                        47,300               118,858                    118,858
Holiday Pay/Vacations                             0                       127,854               127,854                    127,854
FICA - Employer                                   0                         3,257                 3,257                      3,257
Federal Unemployment Taxes                        0                         3,397                 3,397                      3,397
State Unemployment Taxes                          0                        20,577                20,577                     20,577
Defined Contribution Plan                         0                        28,615                28,615                     28,615
Medical Insurance                            86,560                        88,737   16,419      191,716                    191,716
Utilities                                         0                         5,049     (110)       4,939                      4,939
Volume Incentive Plan                             0                        72,000                72,000                     72,000
Property Tax                                      0                        32,865    5,973       38,838                     38,838
Sales/Use Tax                                     0                         8,124    1,800        9,924                      9,924
Customer Overpayments                             0                        50,843                50,843                     50,843
Other - Plant Shut-Down                           0                                 40,000       40,000                     40,000
Goods received not invoiced                       0                                                   0                          0
Unearned Revenue                                  0                                                   0                          0
Sales Rebates/Discounts                      41,275                                              41,275                     41,275
Manufacturing Misc                                0                                                   0                          0
EPA                                       7,836,035                                           7,836,035                  7,836,035
Medical Insurance                                 0                                                   0                          0
Accrued State Franchise Tax                 172,743                                             172,743                    172,743
Accrued Bank Service Charge                  (9,925)                                             (9,925)                    (9,925)
Accrued Interest                            454,639                                             454,639                    454,639
Accrued travel                               40,223                                              40,223                     40,223
Accrued taxes - other                                                                                 0                          0
                               ----------------------------------------------------------------------------------------------------
    Total Pre-Petition
     Accrued Expenses-
     Current                     $3,183 $13,409,121  $35,632 ($36,000) $6,668,380  $64,082  $20,144,398            $0  $20,144,398
                               ====================================================================================================


                                    EXHIBIT H
                    POST PETITION ACCRUED EXPENSES - CURRENT
                    ----------------------------------------

                                                                                              Sub      Elimin-
                                 FVSW       KCI         DEMI      JLP     SWC      SWCI      Total     ations     Total
                                 ----       ---         ----      ---     ---      ----      -----     -------    -----
Abandoned Real Estate Exp                       318                      10,555                10,873               10,873
Pensions                                          0                      24,602                24,602               24,602
Salaries/Wages                              702,827                      (6,220)              696,607              696,607
Holiday Pay/Vacations                     4,350,606                       4,859             4,355,465            4,355,465
Defined Contribution Plan                   725,170                      21,058               746,228              746,228
Medical Insurance                           293,905                     (37,518)  (4,171)     252,216              252,216
Utilities                                   213,096                      69,387      494      282,977              282,977
Legal                                       274,124                     (24,202)              249,922              249,922
Professional Fees                           415,558                                           415,558              415,558
Goods Received Not Invoiced                 903,662                                           903,662              903,662
Worker's Compensation                     2,912,758                                         2,912,758            2,912,758
Unearned Revenue                                769                                               769                  769
Sales Rebates/Discounts                   1,026,388                                         1,026,388            1,026,388
Abanondon Property                                0                                                 0                    0
Miscellaneous                               698,500                      30,241               728,741              728,741
Accrued Bank Service Charge                  43,658                                            43,658               43,658
Accrued Self-Insurance
 Losses                                     (90,901)                                          (90,901)             (90,901)
Accrued Interest                            777,634                                           777,634              777,634
Accrued Travel                                    0                                                 0                    0
Accrued Profit Sharing                      250,000                                           250,000              250,000
Accrued Management Fees                     307,500                                           307,500              307,500
                               --------------------------------------------------------------------------------------------
    Total Post Petition
     Accrued Expenses-
     Current                     $0     $13,805,572          $0    $0   $92,762  ($3,677) $13,894,657    $0    $13,894,657
                               ============================================================================================



                                    EXHIBIT I
                    PRE-PETITION ACCRUED EXPENSES - LONG TERM
                    -----------------------------------------

                                                                                              Sub      Elimin-
                                 FVSW       KCI         DEMI      JLP     SWC      SWCI      Total     ations     Total
                                 ----       ---         ----      ---     ---      ----      -----     -------    -----
Environmental                             3,127,000   3,573,908                             6,700,908            6,700,908
Workmans Compensation                     1,846,775                                         1,846,775            1,846,775
Accrued Deferred Interest
 Expense                                    781,715                                           781,715              781,715
L/T Deferred Compensation                    24,212                                            24,212               24,212
Long Term Disability                         32,987                                            32,987               32,987
L/T Deferred Tax Liability                5,292,000                                         5,292,000            5,292,000
                                                                                                    0                    0
                               --------------------------------------------------------------------------------------------
    Total Pre-Petition
     Accrued Expenses-
     Long Term                   $0     $11,104,689  $3,573,908    $0        $0       $0  $14,678,597    $0    $14,678,597
                               ============================================================================================


                                    EXHIBIT J
                   POST PETITION ACCRUED EXPENSES - LONG TERM
                   ------------------------------------------

                                                                                              Sub      Elimin-
                                 FVSW       KCI         DEMI      JLP     SWC      SWCI      Total     ations     Total
                                 ----       ---         ----      ---     ---      ----      -----     -------    -----
Workmans Compensation                      $195,588                                          $195,588             $195,588
Long Term Disability                          5,682                                             5,682                5,682
Environmental                                          (198,554)                             (198,554)            (198,554)
                                                                                                    0                    0
                                                                                                    0                    0
                                                                                                    0                    0
                                                                                                    0                    0
                               --------------------------------------------------------------------------------------------
    Total Post Petition
     Accrued Expenses-
     Long Term                   $0        $201,270   ($198,554)   $0        $0       $0       $2,716    $0         $2,716
                               ============================================================================================


                                    EXHIBIT M
                        POST PETITION ACCRUED OTHER TAXES
                        ---------------------------------

                                                                                              Sub      Elimin-
                                 FVSW       KCI         DEMI      JLP     SWC      SWCI      Total     ations     Total
                                 ----       ---         ----      ---     ---      ----      -----     -------    -----
FICA - Employer                           ($170,379)                      2,438             ($167,941)           ($167,941)
Federal Unemployment Taxes                        0                      (3,024)               (3,024)              (3,024)
State Unemployment Taxes                          0                     (10,094)              (10,094)             (10,094)
Property Tax                                228,589                      29,430   (2,846)     255,173              255,173
Sales/Use Tax                                   930                       3,029                 3,959                3,959
Accrued State Franchise Tax                (171,355)                                         (171,355)            (171,355)
Miscellaneous                               (41,206)                                          (41,206)             (41,206)
                               --------------------------------------------------------------------------------------------
    Total Post Petition
     Accrued Other Taxes         $0       ($153,421)         $0    $0   $21,779  ($2,846)   ($134,488)   $0      ($134,488)
                               ============================================================================================
